OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

A Series of Oppenheimer Variable Account Funds

Supplement dated January 27, 2012 to the

Prospectus and Statement of Additional Information dated April 29, 2011

This supplement amends the Prospectus and Statement of Additional Information of Oppenheimer Global Strategic Income Fund/VA (the "Fund"), each dated April 29, 2011.

1. The section titled “Portfolio Managers,” on page 6 of the Prospectus, is deleted in its entirety and is replaced with the following:

Portfolio Managers. Arthur P. Steinmetz, the lead portfolio manager, has been a Vice President and portfolio manager of the Fund since May 1993. Krishna Memani and Joseph Welsh have been Vice Presidents and portfolio managers of the Fund since April 2009. Sara J. Zervos has been a portfolio manager of the Fund since October 2010 and a Vice President of the Fund since November 2010.

2. The section titled “Portfolio Managers,” on page 14 of the Prospectus, is deleted in its entirety and is replaced with the following:

Portfolio Managers. The Fund’s portfolio is managed by Arthur P. Steinmetz, the lead portfolio manager, Krishna Memani, Joseph Welsh and Sara J. Zervos, who are primarily responsible for the day-to-day management of the Fund’s investments. Mr. Steinmetz has been the portfolio manager and Vice President of the Fund since May 1993. Messrs. Memani and Welsh have been portfolio managers and Vice Presidents of the Fund since April 2009. Ms. Zervos has been a portfolio manager of the Fund since October 2010 and a Vice President of the Fund since November 2010.

     Mr. Steinmetz has been the Chief Investment Officer of the Manager since October 2010; Chief Investment Officer, Fixed-Income, of the Manager from April 2009 to October 2010; Executive Vice President of the Manager since October 2009; Director of Fixed Income of the Manager from January 2009 to April 2009 and a Senior Vice President of the Manager from March 1993 to September 2009. He is a portfolio manager and an officer of other portfolios in the OppenheimerFunds complex.

     Mr. Memani has been the Director of Fixed Income of the Manager since October 2010; a Senior Vice President and Head of the Investment Grade Fixed Income Team of the Manager since March 2009. Mr. Memani was a Managing Director and Head of the U.S. and European Credit Analyst Team at Deutsche Bank Securities from June 2006 through January 2009. He was the Chief Credit Strategist at Credit Suisse Securities from August 2002 through March 2006. He was a Managing Director and Senior Portfolio Manager at Putnam Investments from September 1998 through June 2002. Mr. Memani is a portfolio manager and an officer of other portfolios in the OppenheimerFunds complex.

     Mr. Welsh, CFA, has been the Head of the Manager’s High Yield Corporate Debt Team since April 2009; Senior Vice President of the Manager since May 2009 and a Vice President of the Manager from December 2000 to April 2009. Mr. Welsh is a portfolio manager and officer of other portfolios in the OppenheimerFunds complex.

     Ms. Zervos, PhD, has been a Senior Vice President of the Manager since January 2011 and has been Head of the Global Debt Team since October 2010 and is the team’s Director of International Research. She was a Vice President of the Manager from April 2008 to December 2010. She was a portfolio manager with Sailfish Capital Management from May 2007 to February 2008 and a portfolio manager for emerging market debt at Dillon Read Capital Management and OTA Asset Management from June 2004 to April 2007. Ms. Zervos is a portfolio manager and officer of other portfolios in the OppenheimerFunds complex.

     The Statement of Additional Information provides additional information about the portfolio managers’ compensation, other accounts they manage and their ownership of Fund shares.

3. The Statement of Additional Information is amended to reflect that Caleb Wong will no longer serve as Vice President and portfolio manager of the Fund. All references to Mr. Wong contained within the Statement of Additional Information are hereby removed. Mr. Wong will continue to serve as an officer and portfolio manager of other portfolios in the OppenheimerFunds complex.

January 27, 2012                                                                                                                                               PX0610.021